
CAROLINA BANK
HOLDINGS, INC
BUILDING FOR THE FUTURE
ANNUAL REPORT

Our Mission

To provide the highest quality customer service in our community through a value-added banking relationship.

Utilize the highest level of personnel resources and technology to effectively manage the bank and ensure our financial institution is safe and sound.

Create a challenging and rewarding environment for our employees, where each individual feels empowered to take action and do the right thing.

Generate profitable growth to make this a shareholder-driven institution, and to make a positive impact on the economic vitality of our community.

To provide products and services which are flexible and allow customers to control their personal finances wisely.

Our Vision

By Year 2006, we are a full service community bank of $345MM or greater in assets, with a concentration in Guilford County and a presence in adjoining markets. In addition to our core competency in commercial banking, we have built a broad-based consumer following, building on long-term relationships. We provide a broad array of value-added products and service. By leveraging an experienced and committed staff, we produce consistent, superior services and shareholder value. The management and Board of Directors have a long-term vision for the bank and are committed to remaining independent and to providing maximum value for the shareholders.

Overview

Holding Company	• Carolina Bank Holdings, Inc.
Holding Co. Subsidiaries	• Carolina Bank CBHI Capital Trust I
Bank Divisions	• Carolina Financial Services
Branches	• Friendly Shopping Center Lawndale Drive Jefferson Village Asheboro
Shares Outstanding	• 1.847 Million
Management	Robert T. Braswell - CEO T. Allen Liles – CFO Gunnar N. R. Fromen - Senior Loan Officer Vince Howard, Jr. – Credit Administration

History of the Bank

- Opened November, 1996
- New main office completed in July, 2000
- Formed Holding Company in August, 2000
- Completed Trust Preferred Offering of $3 million
  in March 2001
- Opened 3rd Office at Jefferson Village in December, 2001
- Opened Asheboro loan office in May, 2002 and converted to a full service office in April, 2003
- Completed secondary offering of 805,000 shares in December, 2002

Financial Overview

Total Assets

(In Millions)



3 - Year CAGR of 33.0% through 12/31/02
$200
$175
$150
$125
$100
$75
$50
$25
30.86
57.40
80.77
112.50
151.52
189.87
194.93
1997
1998
1999
2000
2001
2002
3/31/03

Financial Overview

Total Deposits

3 – Year CAGR of 29.4% through 12/31/02

(In Millions)



$175
$150
$125
$100
$75
$50
$25
$0
23.42
50.07
67.19
97.33
124.65
154.88
161.74
1997
1998
1999
2000
2001
2002
3/31/03

Financial Overview

Total Loans

3 - Year CAGR of 27.5% through 12/31/02

(In Millions)


$150
$125
$100
$75
$50
$25
$0
19.17
39.02
64.17
84.82
108.88
133.05
143.37
1997
1998
1999
2000
2001
2002
3/31/03

Exceptional Loan Quality


NPL's + 90 Days Past Due / Total Loans
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.03
0.76
CLBH
Peer Group

* 86 NC state regulated banks - 12/31/02 ; CLBH – 12/31/02

Exceptional Loan Quality


NPL's + 90 Days Past Due / Total Loans
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.96
0.15
0.79
CLBH
CLBH Adj.
Peer Group

CLBH Adj. reflects disposal of a $1,170,000 non-performing loan

* 86 NC state regulated banks - 2/28/03 ; CLBH – 3/31/03

Exceptional Loan Quality



Reserves / NPL's + 90 Days Past Due
Percentage
900
800
700
600
500
400
300
200
100
0
138
844
162
CLBH
CLBH Adj.
Peer Group *

CLBH Adj. reflects disposal of a $1,170,000 non-performing loan and a $100,000 reserve reduction

* 86 NC state regulated banks - 2/28/03 ; CLBH – 3/31/03

Fee Income

Excluding Security Gains

Highlights - 2002 vs. 2001:

- Checking Service Charges of $221,000 (up 40%)
- NSF Fees of $256,000 (up 46%)
- Mortgage banking fees of $276,000 (up 55%)
- Investment Services of $45,000 in 2002 only.

3 - Year CAGR of 58.2% through 12/31/02



1,000
900
800
700
600
500
400
300
200
100
0
'98
'99
'00
'01
'02
Non-Interest Income $000's

Net Interest Income

2002 Highlights :

- Up 36% in 2002 versus 2001
- Growth has been key
- Net yield on interest earning assets: 3.17% in 2002; 2.96% in 2001; 3.90% in 2000
- Net yield generally rises with higher interest rates due to large concentration of prime based commercial loans

3 - Year CAGR of 22.5% through 12/31/02


5,000
4,750
4,500
4,250
4,000
3,750
3,500
3,250
3,000
2,750
2,500
2,250
2,000
1,750
1,500
'98
'99
'00
'01
'02
Net Interest Income $000's

Financial Overview

Diluted Earnings Per Share

(adjusted for stock dividend)



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
0.15
0.08
0.12
0.39
0.55
3 months ended 3/31
year ended 12/31
2001
2002
2003

Products and Services

- Full Service Commercial Bank

  -Commercial, Real Estate and Consumer Loans

  -Full Array of Deposit Accounts

  - Commercial Sweeps to/from Investments and Lines of Credit
- Investment Services (Stocks, Bonds, Mutual Funds, Retirement Plans and Accounts)
- 5 ATMs – customers pay no fees at U.S. ATMs
- Internet Banking – no charge
- Telephone Banking
- Debit Cards

CLBH Stock Facts

- Approximately 1000 registered shareholders
- 65% of shares held in street name
- Equity Research Service provides quarterly financial analysis
- NASDAQ Small Cap
- Daily trading has increased since secondary offering and NASDAQ Small Cap listing

Summary

- A highly profitable and growing banking franchise
- Strong, seasoned management team
- Highly attractive market
- Exceptional asset quality
- Significant growth potential
- Relationship banking approach versus transactional